Exhibit 10.47

EIGHT AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the /13th/ day of November, 2003 by and among CECO GROUP, INC., CECO FILTERS, INC., AIR PURATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY, KBD/TECHNIC, INC. and CECO ABATEMENT SYSTEMS, INC. (the “Borrowers”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), individually and as agent (in such capacity, the “Agent”) and FIFTH THIRD BANK (“Fifth Third”) individually, and BANK ONE, NA (“Bank One”), individually (PNC, Fifth Third and Bank One, and their respective successors and assigns, collectively, the “Banks”).

BACKGROUND

A. The Agent, the Banks and the Borrowers are parties to a Credit Agreement dated as of December 7, 1999 (“Credit Agreement”) as amended by Amendment to Credit Agreement, dated as of March 28, 2000, by Second Amendment to Credit Agreement dated as of November 10, 2000, by Third Amendment to Credit Agreement dated as of March 30, 2001, by Fourth Amendment to Credit Agreement dated as of August 20, 2001, by Fifth Amendment to Credit Agreement dated as of March 27, 2002, by Sixth Amendment to Credit Agreement dated as of May 14, 2002 and by Seventh Amendment to Credit Agreement dated as of November 13, 2002 (as amended, the “Amended Credit Agreement”).

B. The Banks by separate Intercreditor Agreement, dated as of the date hereof, agree to modify their positions so that from and after the date hereof, Fifth Third Bank will be solely responsible for the Revolving Credit Commitment and will have no interest in the Term Loans (now only Term Loan A) and PNC and Bank One will own, on an equal basis, the Term Loan and Fifth Third Bank will become Agent for all purposes under the Credit Agreement, except for being the mortgagee, pledgee or secured party under existing mortgages, pledges or security agreements, given to secure the Loans made pursuant to the Amended Credit Agreement.

C. Borrowers and Guarantors are willing to consent to the modification of positions of the Bank as discussed in B. above and further wish to amend the Amended Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Beginning on the date hereof, except as noted in the following sentence, Fifth Third is substituted for PNC as Agent under the Amended Credit Agreement. PNC will continue to act as Agent for the Banks with respect to the mortgages, pledges, security agreements, financing statements and any other documents involving collateral for the Loans. The parties to this Amendment consent to the foregoing.

(b) The definitions of “Termination Date” as set forth in Section 1.1 of the Credit Agreement and as revised in the Fourth Amendment to Credit Agreement and the Seventh Amendment to Credit Agreement shall be deleted and shall be replaced with the following:

“Termination Date”. January 1, 2005.

(c) From and after the date hereof all rights and obligations of the Banks with respect to the Revolving Credit Loans shall be rights and obligations of Fifth Third only and all rights and obligations of the Banks with respect to Term Loan A (the one remaining of the Term Loans) shall be the rights and obligations of PNC and Bank One, equally. At or prior to the date hereof, PNC and Bank One shall each assign its respective Revolving Credit Note to Fifth Third, without recourse, and Fifth Third shall assign equally to PNC and Bank One its Term Loan A Note, without recourse. At or prior to the date hereof, the Banks shall pay to each other or otherwise make financial adjustments with respect to the assignments of interests in the Notes to each other. By executing this Amendment each of the parties to this Amendment acknowledges that the Notes have been assigned as provided above pursuant to Section 9.6 of the Credit Agreement and each of the Banks acknowledges full financial settlement among the Banks with respect to the assignments.

(d) Beginning at the end of the fiscal quarter ending December 31, 2003, Section 6.1(a) Leverage Ratio of the Credit Agreement, as previously modified in paragraph 2(m) of the Third Amendment to Credit Agreement, paragraph 2(h) of the Fourth Amendment to Credit Agreement, paragraph 2(a) of the Fifth Amendment to Credit Agreement, paragraph 2(a) of the Sixth Amendment to Credit Agreement and paragraph 2(b) of the Seventh Amendment to Credit Agreement, shall be modified as follows:

(a) Leverage Ratio. Permit the Leverage Ratio, as of the end of the fiscal quarter ending on the dates specified below, for the prior four consecutive fiscal quarters, to equal or exceed the amount set forth opposite such period:

Last Day of Fiscal Quarter	Leverage Ratio Must Not Be Greater Than
December 31, 2003 through Termination Date	3.20 to 1

(e) Beginning with the fiscal quarter ending December 31, 2003, Section 6.1(b) of the Credit Agreement, as previously modified in paragraph 2(n) of the Third Amendment to Credit Agreement, paragraph 2(i) of the Fourth Amendment to Credit Agreement, paragraph 2(b) of the

Sixth Amendment to Credit Agreement and paragraph 2(c) of the Seventh Amendment to Credit Agreement, shall be as follows:

(b) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio for each four consecutive calendar quarter period ending on each December 31, March 31, June 30 and September 30 thereafter through the Termination Date to be less than 1 to 1;

(f) Beginning with the four consecutive fiscal quarter period ending March 31, 2004, Section 6.1(c) Interest Coverage Ratio of the Credit Agreement, as previously modified in paragraph 2(o) of the Third Amendment to Credit Agreement, paragraph 2(j) of the Fourth Amendment to Credit Agreement, paragraph 2(b) of the Fifth Amendment to Credit Agreement, paragraph 2(c) of the Sixth Amendment to Credit Agreement and paragraph 2(d) of the Seventh Amendment to Credit Agreement, shall be modified as follows:

(c) Interest Coverage Ratio. Permit the Interest Coverage Ratio, as of the end of each four consecutive fiscal quarter period ending on the dates specified below, to be less than the amount set forth opposite such period:

Last Day of Fiscal Quarter	Interest Coverage Ratio Must Not Be Less Than
March 31, 2004 through the Termination	2.1 to 1

(g) The Banks hereby agree that as security for the Term Loan A Notes, PNC and Bank One shall have as collateral a first secured position as to the mortgages and security interests in the real property and equipment of the Borrowers in which the Banks have mortgages and security interests pursuant to the Amended Credit Agreement (“Security Interests”) and a second secured position as to all other assets of the Borrowers in which the Banks have Security Interests and that as security for the Revolving Credit Notes, Fifth Third shall have a second secured position as to the Security Interests in real property and equipment and a first secured position in all other Security Interests. Upon any disposition the real property and equipment collateral, whether before or after an Event of Default under the Amended Credit Agreement, or upon realization on any collateral after an Event of Default under the Amended Credit Agreement, PNC and Bank One will receive all proceeds from the sale or realization on the real property and equipment collateral until they are paid in full on amounts due under Term Loan A and any balance shall be available, if necessary, for Fifth Third to pay amounts due on the Revolving Credit Loan and Fifth Third will receive all proceeds from the sale or realization on all other collateral until it is paid in full on amounts due under the Revolving Credit Loan, and any balance shall be available, if necessary, for PNC and Bank One to pay amounts due on Term Loan A. As between Bank One and PNC, all proceeds will be shared equally. To the extent that the foregoing is inconsistent with the Amended Credit Agreement and particularly Section 7.2(d) and (e) thereof, the Amended Credit Agreement is so amended. The foregoing shall only relate to the Banks and their successors and assigns and does not create any rights in any third parties.

3. Term Loan Payments.

(a) The outstanding principal balance of Term Loan A on the date hereof is $6,805,880. Principal payment on Term Loan A shall continue at $523,530.00 per quarter due on November 30, 2003, February 28, 2004, May 31, 2004, August 31, 2004, and November 30, 2004. The final principal payment of $4,188,230 shall be due on January 1, 2005. Beginning with the November 30, 2003 payment, principal and interest payments with respect to Term Loan A shall be divided equally between PNC and Bank One.

(b) Term Loan B and Term Loan C have been paid in full and are terminated.

4. Interest Rates.

Annex I to the Credit Agreement, as modified by paragraph 2(f) of the Third Amendment to Credit Agreement, paragraph 2(c) of the Fourth Amendment to Credit Agreement, paragraph 4 of the Sixth Amendment to Credit Agreement and paragraph 4 of the Seventh Amendment to Credit Agreement, is hereby further modified to provide that from and after the date of this Amendment the interest rate on all Loans is Base Rate plus 5% per annum.

5. Extension Fee. Upon execution of this Amendment, Borrowers shall pay to: (i) Fifth Third, an Extension Fee in the amount of $20,000; (ii) PNC, an Extension Fee in the amount of $10,000; and (iii) Bank One, an Extension Fee in the amount of $10,000. Provided that all amounts due pursuant to Term Loan A have not been paid in full prior thereto, on June 30, 2004, Borrowers shall pay to: (i) PNC, and additional Extension Fee in the amount of $5,000; and (ii) Bank One, an additional Extension Fee in the Amount of $5,000. If all amounts due pursuant to Term Loan A have been paid prior to June 30, 2004, the additional Extension Fees payable to PNC and Bank One shall not be payable.

6. Appraisals and Field Audits. After January 1, 2004, Borrowers shall engage appraisals of the equipment and real property of Borrowers by one or more appraisers who are acceptable to the Banks. Copies of the appraisals shall be completed and distributed to the Banks prior to March 1, 2004. After the date of this Amendment, Fifth Third shall perform all field audits under the Amended Credit Agreement and shall promptly provide copies of reports of the field audits to the other Banks.

7. Amendment to the Loan Documents. All references to the Credit Agreement in the Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Credit Agreement as amended by this Amendment and all prior amendments to the Credit Agreement.

8. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Banks and the Borrowers agree that the Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as further amended by this Amendment, and each of the Borrowers hereby ratifies and confirms its obligations thereunder.

9. Representations and Warranties.

(a) Each Borrower hereby certifies that (i) the representations and warranties of such Borrower in the Credit Agreement as previously amended and as amended herein, are true and correct in all material respects as of the date hereof, as if made on the date hereof, provided that, for purposes of this Amendment, only: (x) the representations and warranties made in Section 3.1(a) and (b) and 3.21 of the Amended Credit Agreement shall relate to the most recent financial statements of the type referred to therein which have been given by the Borrowers to the Banks (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); (y) the representations and warranties made in Section 3.1(c) of the Amended Credit Agreement shall be made as of the date of this Amendment and not as of the Closing Date; and (z) the representations and warranties made in Section 3.2 of the Amended Credit Agreement shall refer to Material Adverse Effect since the last audited consolidated financial statements of the Borrowers provided to the Banks by the Borrowers, instead of since September 30, 1999 (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof.

(b) Each Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of such Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.

(c) Each Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans, and each Borrower further represents that the Agents and Banks have fully performed all of their respective obligations under the Loan Documents through the date of this Amendment.

(d) Each Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of each such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

10. Conditions Precedent. The effectiveness of the amendments set forth herein are subject to the fulfillment, to the satisfaction of the Banks and their counsel, of the following conditions precedent:

(a) The Borrowers shall have delivered to the Banks the following, all of which shall be in form and substance satisfactory to the Banks and shall be duly completed and executed:

(i) This Amendment and the consents of the Guarantor and the Subordinated Creditors as attached hereto; and

(ii) Such additional documents, certificates and information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

(b) The Banks acknowledge that they have received evidence which is satisfactory to the Banks that $1,200,000 has been invested by owners in CECO Group, Inc. prior to the date of this Amendment. Borrowers acknowledge that they are required to provide company prepared, preliminary and draft financial statements to the Banks on or before February 29, 2004 to establish that the financial covenants for December 31, 2003 as set forth in the Amended Credit Agreement have been satisfied. If those financial statements show that the Fixed Charge Coverage Ratio is less than 1 to 1 as required by the Amended Credit Agreement, on or before March 31, 2004, the Borrowers shall provide to the Banks evidence which is satisfactory to the Banks that an additional $300,000 has been invested by owners in CECO Group, Inc. Such investment shall not, however, cure any default which results from failure of the Borrowers to satisfy any financial covenants in the Amended Credit Agreement.

(c) After giving effect to the amendments contained herein, the representations and warranties set forth in the Amended Credit Agreement shall be true and correct on and as of the date hereof.

(d) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

(e) The Borrowers shall have paid the portion of the Extension Fee which is due upon execution of this Amendment as provided in paragraph 5 above and the reasonable fees and disbursements of the Banks’ counsel incurred in connection with this Amendment.

11. No Waiver. Except as expressly provided herein, this Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Amended Credit Agreement or any other Loan Document or constitute a waiver of any of the Agent’s or the Banks’ other rights or remedies.

12. Waiver and Release. The Borrowers each on behalf of themselves, their agents, employees, officers, directors, successors and assigns, do hereby waive and release Agent and Banks, their agents, employees, officers, directors, affiliates, parents, successors and assigns, from any claims arising from or related to administration of the Amended Credit Agreement and the Loan Document and any course of dealing among the parties not in compliance with those agreements from the inception of the Credit Agreement whether known or unknown through the date of execution and delivery of this Amendment.

13. Effective Date. The parties hereto agree that this Amendment shall for all purposes be deemed to be effective as of the date set forth in the first paragraph of this Amendment (the “effective date”) and for all purposes the Amended Credit Agreement shall be deemed to have been amended as of such date to reflect the amendments to the Credit Agreement set forth in herein, even though this Amendment is executed after such date.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CECO GROUP, INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	CFO

CECO FILTERS, INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

AIR PURATOR CORPORATION

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	President

NEW BUSCH CO., INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

THE KIRK & BLUM MANUFACTURING COMPANY

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

KBD/TECHNIC, INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

CECO ABATEMENT SYSTEMS, INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Agent and as a Bank

By:	/s/ William C. Miles
Name:	William C. Miles
Title:	Vice President

FIFTH THIRD BANK, as a Bank

By:	/s/ David G. Fuller
Name:	David G. Fuller
Title:	Vice President

BANK ONE, NA, as a Bank

By:	/s/ Jeffrey C. Nicholson
Name:	Jeffrey C. Nicholson
Title:	First Vice President

GUARANTOR’S CONSENT

By Corporate Guaranty, dated December 7, 1999 (the “Guaranty”), the undersigned (the “Guarantor”) guaranteed to the Agent and the Banks, subject to the terms and conditions set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Borrowers’ execution of the foregoing Eighth Amendment to Credit Agreement. The Guarantor hereby acknowledges and agrees that the Guaranty remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

CECO ENVIRONMENTAL CORP.

By:	/s/ Phillip J. DeZwirek
Name:	Phillip J. DeZwirek
Title:	Chairman, CEO

SUBORDINATED CREDITOR’S CONSENT

The undersigned (the “Subordinated Creditor”) is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 1999 (the “Subordination Agreement”). The Subordinated Creditor consents to the Borrowers’ execution of the foregoing Eighth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

GREEN DIAMOND OIL CORP.

By:	/s/ Phillip J. DeZwirek
Name:	Phillip J. DeZwirek
Title:	President

SUBORDINATED CREDITOR’S CONSENT

The undersigned (the “Subordinated Creditor”) is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 1999 (the “Subordination Agreement”). The Subordinated Creditor consents to the Borrowers’ execution of the foregoing Eighth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

ICS TRUSTEE SERVICES, LTD.

By:
Name:
Title

SUBORDINATED CREDITOR’S CONSENT

The undersigned (the “Subordinated Creditor”) is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 1999 (the “Subordination Agreement”). The Subordinated Creditor consents to the Borrowers’ execution of the foregoing Eighth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

HARVEY SANDLER